UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 11, 2025

Date of Report (Date of earliest event reported)

TRILLER GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38909	33-1473901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7119 West Sunset Boulevard, Suite 782 Los Angeles, CA	90046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 893-5090

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ILLR	NASDAQ Capital Market
Warrants, each warrant exercisable for one-quarter of one share of Common Stock for $23.00 per full share	ILLRW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) is being filed to amend the Current Report on Form 8-K (the “Initial Form 8-K”) filed by Triller Group Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on January 29, 2025. As previously reported in the Initial Form 8-K, the Company disclosed that it had entered into a Securities Purchase Agreement (the “PIPE Purchase Agreement”) with KCP Holdings Limited, a Cayman Islands exempt company (the “Purchaser”), for a private placement offering (the “January Private Placement”) of an aggregate of $14,000,000 in shares of common stock and warrants of the Company. In connection with the PIPE Purchase Agreement, the Company issued a warrant and the parties entered into a registration rights agreement with respect to the shares to be issued to the Purchaser and issuable upon exercise of such warrant.

The January Private Placement was not consummated. The parties have executed a Note Purchase Agreement in the amount of $10,000,000, and upon funding of this transaction, the parties will terminate the agreements that were described in the Initial Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement

Private Note Placement

On April 11, 2025, the Company and the Purchaser entered into a Convertible Note Purchase Agreement (the “NPA”), pursuant to which the Purchaser will subscribe for a $10,000,000 convertible note to be issued by the Company (the “Private Note Placement”). Upon and subject to the funding of the Private Note Placement, (i) the Company will issue and deliver to the Purchaser a convertible note in the principal amount of $10,000,000 (the “Note”), (ii) the Company will issue and deliver to the Purchaser a warrant to purchase 10,000,000 shares of the Company’s common stock (“Common Stock”) at an exercise price of $1.00 per share (the “Warrant”), (iii) the Company and the Purchaser will execute and deliver a registration rights agreement (the “Registration Rights Agreement”) and (iv) the Company, the Purchaser and Mr. Roger C. Kennedy will execute and deliver a termination agreement as to certain documents that were executed in connection with the January Private Placement (the “Termination Agreement”). The Private Note Placement is expected to close on or about April 21, 2025.

The NPA contains customary representations, warranties and covenants of the parties, and the closing of the Private Note Placement is subject to customary closing conditions.

The Note, when issued and delivered to the Purchaser, will mature on the two year anniversary of its date of issuance. Interest on the Note will accrue at an annual rate equal to the U.S. Prime Rate (as published by the Wall Street Journal) plus 2.0%, and will be payable at maturity. The Note will be convertible into shares of Common Stock on the occurrence of certain events described therein, in each instance at a 20% discount to the 5-day daily dollar volume weighted average price of the Common Stock.

The Warrant, when issued and delivered to the Purchaser, will become exercisable on the one year anniversary of the Company’s next Qualified Equity Financing (as defined in the NPA) and will remain exercisable for five years from the date of issuance.

The Note, the Common Stock into which the Note may be converted into in the future, and the Common Stock issuable under the Warrant are sometimes collectively referred to herein as the “Placement Securities.”

The Registration Rights Agreement, when executed and delivered, will require the Company to file, on or prior to the 60th calendar day following the date of the Registration Rights Agreement (the “Filing Deadline”), a resale registration statement (the “Resale Registration Statement”) with the SEC to register the resale of the shares of Common Stock issuable to the Purchaser upon the conversion of the Note and the exercise of the Warrant. Pursuant to the Registration Rights Agreement, the Company shall use its reasonable best efforts to cause such Resale Registration Statement to be declared effective by the SEC as promptly as practicable after the filing thereof, but in any event prior to the 120th day following the date of the Registration Rights Agreement. All expenses incurred in connection with the registrations and offerings contemplated by the Registration Rights Agreement, and certain attorneys’ fees incurred by the Purchaser or permitted transferees of Placement Securities, shall be borne by the Company, and all selling expenses incurred in connection with any registration shall be borne by the Purchaser or permitted transferees of Placement Securities.

The Termination Agreement, when executed, shall terminate the PIPE Purchase Agreement, as well as the warrant and registration rights agreement which were executed simultaneously with the PIPE Purchase Agreement on January 24, 2025, and also will terminate the Director Indemnification Agreement (as defined below).

The foregoing description of the NPA is subject to, and qualified in its entirety by, such document (or form thereof), which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Purchaser in the NPA, the offering and sale of the Placement Securities is exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D promulgated under the Securities Act, and corresponding provisions of state securities or “blue sky” laws. The sale of the Placement Securities by the Company in the Private Note Placement has not been registered under the Securities Act or any state securities laws and the Placement Securities may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of such securities does not involve a public offering and was made without general solicitation or general advertising. In the NPA, the Purchaser represented that it is an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and it is acquiring the Placement Securities for investment purposes only and not with a view to any resale, distribution or other disposition of the Placement Securities in violation of the United States federal securities laws.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the PIPE Purchase Agreement, the Purchaser had the right to designate an individual to the board of directors of the Company (the “Board”). Upon the execution of the Termination Agreement, the Company and the Purchaser will acknowledge that it has not and will not designate any such individual to the Board. The Termination Agreement also will terminate the director indemnification agreement entered into by the Company and Mr. Roger C. Kennedy on January 24, 2025 (the “Director Indemnification Agreement”).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Convertible Note Purchase Agreement, dated as of April 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILLER GROUP INC.

	By:	/s/ Shu Pei Huang, Desmond
		Name:	Shu Pei Huang, Desmond
		Title:	Acting Chief Financial Officer

Dated: April 17, 2025

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